Exhibit m(xi) under Form N-1A
                                               Exhibit 10 under Item 601/Reg.S-K
Trust name changed to The Wachovia Funds - 7/31/97


                          BROKER'S RULE 12b-1 AGREEMENT


     This Agreement is made between the financial institution executing this Agreement (the "Broker") and Federated Securities Corp. ("FSC") for the mutual funds or portfolios (referred to individually as the "Fund" and collectively as the "Funds") or classes thereof for which FSC serves as distributor of shares of beneficial interest or capital stock ("Shares") and which have adopted a Rule 12b-1 Plan ("Plan") and approved this form of agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

     1. FSC hereby appoints the Broker to render or cause to be rendered sales and administrative support services to the Funds and their shareholders.

     2. The services to be provided under Paragraph 1 may include, but are not limited to, the following:

         (a) communicating Fund account openings to FSC through computer terminals located on the Broker's premises ("computer terminals"), through a toll-free telephone number or otherwise;

         (b) communicating Fund account closings to FSC through the computer terminals, through a toll-free telephone number or otherwise;

         (c) entering Fund purchase transactions through the computer terminals, through a toll-free telephone number or otherwise;

         (d) entering Fund redemption transactions through the computer terminals, through a toll-free telephone number or otherwise;

          (e)  electronically   transferring   and  receiving   funds  for  Fund
               purchases and redemptions;

          (f) confirming and reconciling all such transactions and reviewing the activity in Fund accounts;

          (g) posting and reinvesting dividends and other distributions to shareholders;

         (h) maintaining and distributing current copies of prospectuses, statements of additional information and shareholder reports of the Funds;

          (i) advertising the availability of its services and products with respect to the Funds;

         (j) providing assistance and review in designing materials to send to customers and potential customers and developing methods of making such materials accessible to customers and potential customers;

         (k)  providing information about the product needs of customers; and

         (l) providing training and supervision of its personnel with respect to the foregoing; (m) responding to customers' and potential customers' questions about the Funds.

The services listed above are illustrative. The Broker is not required to perform each service and may at any time perform either more or fewer services than described above.

     3. During the term of this Agreement, FSC will pay the Broker fees for each Fund as set forth in a written schedule delivered to the Broker pursuant to this Agreement. The fee schedule may be changed by FSC pursuant to Paragraph 9 of this Agreement. For the payment period in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the fee on the basis of the number of days that this Agreement is in effect during the quarter.

     4. With respect to each Fund, this Agreement shall continue in effect for one year from the date of its execution, and thereafter for successive periods of one year if the form of this Agreement is approved at least annually by the Directors or Trustees of the Fund, including a majority of the members of the Board of Directors or Trustees of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Fund's Plan or in any related documents to the Plan ("Disinterested Directors or Trustees") cast in person at a meeting called for that purpose.

     5. Notwithstanding Paragraph 4, this Agreement may be terminated as follows:

         (a) by FSC at any time, without the payment of any penalty, by the vote of a majority of the Disinterested Directors or Trustees of the particular Fund or by a vote of a majority of the outstanding voting securities of the Fund or portfolio or class thereof as defined in the 1940 Act, on not more than sixty (60) days' written notice to the Broker;

         (b) automatically in the event of the Agreement's assignment as defined in the 1940 Act or upon the termination of the "Administrative Support and Distributor's Contract" or "Distributor's Contract" or "Distribution Agreement" between the Fund and FSC; and

         (c) by either party to the Agreement without cause by giving the other party at least sixty (60) days' written notice of its intention to terminate.

     6. The termination of this Agreement with respect to any one Fund will not cause the Agreement's termination with respect to any other Fund.

     7. The Broker agrees to provide FSC or its designee such customer information as is reasonably necessary to monitor sales of Shares and ensure Shares are properly and duly registered with applicable state securities authorities. The Broker also agrees to obtain any taxpayer identification number certification from its customers required under Section 3406 of the Internal Revenue Code, and any applicable Treasury regulations, and to provide FSC or its designee with timely written notice of any failure to obtain such taxpayer identification number certification in order to enable the implementation of any required backup withholding.

     8. This Agreement supersedes any prior service agreements between the parties for the Funds.

     9. This Agreement may be amended by FSC from time to time by the following procedure. FSC will mail a copy of the amendment to the Broker's address, as shown below. If the Broker does not object to the amendment within thirty (30) days after its receipt, the amendment will become part of the Agreement. The Broker's objection must be in writing and be received by FSC within such thirty
(30) days.

     10. This Agreement shall be construed in accordance with the laws of the State of North Carolina; provided, however that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated by the Securities and Exchange Commission thereunder.


                                        WACHOVIA SECURITIES, INC.
                                        301 North Main Street
                                        Winston Salem, NC  27101



Date: _July 14, 1992                  By:  /s/ Ellen Sartin
       --------------------               ------------------------------




                                        FEDERATED SECURITIES CORP.
                                        Federated Investors Tower
                                        Pittsburgh, Pennsylvania 15222-3779



Date: _March 11, 1992                By: /s/ Richard B. Fisher
       --------------------             --------------------------------
                                    Richard B. Fisher, President

Superseded by Exhibit B to 12b-1 Agreement
All references to Biltmore should be changed to Wachovia - 7/31/97 Biltmore U.S. Government Money Market Fund withdrawn from registration.

                                                The Biltmore Funds

                                            --------------------------

                                         EXHIBIT A to 12b-1 Agreement with
                                        Federated Securities Corp. ("FSC")


Portfolios

     FSC will pay the Broker fees for the following mutual funds, portfolios or classes thereof (the "Funds") effective as of the dates set forth below:

     Name                                           Date

     Biltmore Money Market Fund                        March 9, 1992
     (Investment Shares)
     Biltmore U.S. Government Money Market Fund    March 9, 1992
     (Investment Shares)
     Biltmore Tax-Free Money Market Fund              March 9, 1992
     (Investment Shares)


Administrative Fees

     1. During the term of this Agreement, FSC will pay Broker a monthly fee in respect of each Fund. This fee will be computed at the annual rate of 0.40% of the average net asset value of Shares held during the month in accounts for which the Broker provides services under this Agreement.

     2. For the monthly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

Superseded by Exhibit C to 12b-1 Agreement
All references to Biltmore should be changed to Wachovia - 7/31/97 Biltmore U.S. Government Money Market Fund withdrawn from registration.

                               The Biltmore Funds

                           --------------------------

                        EXHIBIT B to 12b-1 Agreement with
                       Federated Securities Corp. ("FSC")


Portfolios

     FSC will pay the Broker fees for the following mutual funds, portfolios or classes thereof (the "Funds") effective as of the dates set forth below:

     Name                                                     Date

     Biltmore Money Market Fund                               March 9, 1992
     (Investment Shares)
     Biltmore U.S. Government Money Market Fund               March 9, 1992
     (Investment Shares)
     Biltmore Tax-Free Money Market Fund                      March 9, 1992
     (Investment Shares)
     Biltmore U.S. Treasury Money Market Fund                 January 31, 1993
     (Investment Shares)


Administrative Fees

     1. During the term of this Agreement, FSC will pay Broker a monthly fee in respect of each Fund. This fee will be computed at the annual rate of 0.40% of the average net asset value of Shares held during the month in accounts for which the Broker provides services under this Agreement.

     2. For the monthly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

Superseded by Exhibit D to 12b-1 Agreement
All references to Biltmore should be changed to Wachovia - 7/31/97 Biltmore U.S. Government Money Market Fund withdrawn from registration.

                               THE BILTMORE FUNDS
                          THE BILTMORE MUNICIPAL FUNDS

                        EXHIBIT C to 12b-1 Agreement with
                       Federated Securities Corp. ("FSC")


Portfolios

         FSC will pay the Broker fees for the following mutual funds, portfolios or classes thereof (the "Funds") effective as of the dates set forth below:

Name                                                   Date

Biltmore Balanced Fund                                 June 6, 1996
         (Class B Shares)
Biltmore Emerging Markets Fund                         June 6, 1996
         (Class B Shares)
Biltmore Equity Fund                                   June 6, 1996
         (Class B Shares)
Biltmore Equity Index Fund                             June 6, 1996
         (Class B Shares)
Biltmore Fixed Income Fund                             June 6, 1996
         (Class B Shares)
Biltmore Quantitative Equity Fund                      June 6, 1996
         (Class B Shares)
Biltmore Short-Term Fixed Income Fund                  June 6, 1996
         (Class B Shares)
Biltmore Special Values Fund                           June 6, 1996
         (Class B Shares)
Biltmore Georgia Municipal Bond Fund                   June 6, 1996
         (Class B Shares)
Biltmore North Carolina Municipal Bond Fund            June 6, 1996
         (Class B Shares)
Biltmore South Carolina Municipal Bond Fund            June 6, 1996
         (Class B Shares)

Administrative Fees

         1. During the term of this Agreement, FSC will pay Broker a monthly fee in respect of each Fund. This fee will be computed at the annual rate of 0.75 of 1% of the average net asset value of Shares held during the month in accounts for which the Broker provides services under this Agreement.

         2. For the monthly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

Superseded by Exhibit E to 12b-1 Agreement
                               THE WACHOVIA FUNDS
                          THE WACHOVIA MUNICIPAL FUNDS

                        EXHIBIT D to 12b-1 Agreement with
                       Federated Securities Corp. ("FSC")

         FSC will pay the Broker fees for the following mutual funds, portfolios or classes thereof (the "Funds") effective as of the dates set forth below:

Name                                                   Date

Wachovia Balanced Fund                                 June 6, 1996
         (Class B Shares)
Wachovia Emerging Markets Fund                         June 6, 1996
         (Class B Shares)
Wachovia Equity Fund                                   June 6, 1996
         (Class B Shares)
Wachovia Equity Index Fund                             June 6, 1996
         (Class B Shares)
Wachovia Fixed Income Fund                             June 6, 1996
         (Class B Shares)
Wachovia Quantitative Equity Fund                      June 6, 1996
         (Class B Shares)
Wachovia Short-Term Fixed Income Fund                  June 6, 1996
         (Class B Shares)
Wachovia Special Values Fund                           June 6, 1996
         (Class B Shares)
Wachovia Georgia Municipal Bond Fund                   June 6, 1996
         (Class B Shares)
Wachovia North Carolina Municipal Bond Fund            June 6, 1996
         (Class B Shares)
Wachovia South Carolina Municipal Bond Fund            June 6, 1996
         (Class B Shares)
Wachovia Growth & Income Fund                          December 4, 1997
         (Class B Shares)
Wachovia Virginia Municipal Bond Fund                  December 4, 1997
         (Class B Shares)
Wachovia Intermediate Fixed Income Fund                March 4, 1998
         (Class B Shares)

Administrative Fees

         1. During the term of this Agreement, FSC will pay Broker a monthly fee in respect of each Fund. This fee will be computed at the annual rate of 0.75 of 1% of the average net asset value of Shares held during the month in accounts for which the Broker provides services under this Agreement.

         2. For the monthly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.


As revised:  March 4, 1998

Superseded by Exhibit F dated 7/1/99
                               THE WACHOVIA FUNDS
                          THE WACHOVIA MUNICIPAL FUNDS

                        EXHIBIT E to 12b-1 Agreement with
                       Federated Securities Corp. ("FSC")

         FSC will pay the Broker fees for the following mutual funds, portfolios or classes thereof (the "Funds") effective as of the dates set forth below:

Name                                                    Date

Wachovia Balanced Fund                                  June 6, 1996
         (Class B Shares)
Wachovia Emerging Markets Fund                          June 6, 1996
         (Class B Shares)
Wachovia Equity Fund                                    June 6, 1996
         (Class B Shares)
Wachovia Equity Index Fund                              June 6, 1996
         (Class B Shares)
Wachovia Fixed Income Fund                              June 6, 1996
         (Class B Shares)
Wachovia Quantitative Equity Fund                       June 6, 1996
         (Class B Shares)
Wachovia Short-Term Fixed Income Fund                   June 6, 1996
         (Class B Shares)
Wachovia Special Values Fund                            June 6, 1996
         (Class B Shares)
Wachovia Georgia Municipal Bond Fund                    June 6, 1996
         (Class B Shares)
Wachovia North Carolina Municipal Bond Fund             June 6, 1996
         (Class B Shares)
Wachovia South Carolina Municipal Bond Fund             June 6, 1996
         (Class B Shares)
Wachovia Growth & Income Fund                           December 4, 1997
         (Class B Shares)
Wachovia Virginia Municipal Bond Fund                   December 4, 1997
         (Class B Shares)
Wachovia Intermediate Fixed Income Fund                 March 4, 1998
         (Class B Shares)

Administrative Fees

1. During the term of this Agreement, FSC will pay Broker a monthly fee in respect of each Fund. This fee will be computed at the annual rate of 0.75 of 1% of the average net asset value of Shares held during the month in accounts for which the Broker provides services under this Agreement.

2. For the monthly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.


As revised:  March 4, 1998

                               THE WACHOVIA FUNDS
                          THE WACHOVIA MUNICIPAL FUNDS

                        EXHIBIT F to 12b-1 Agreement with
                       Federated Securities Corp. ("FSC")

         FSC will pay the Broker fees for the following mutual funds, portfolios or classes thereof (the "Funds") effective as of the dates set forth below:

Name                                                       Date

Wachovia Balanced Fund                                     June 6, 1996
         (Class B Shares)
Wachovia Emerging Markets Fund                             June 6, 1996
         (Class B Shares)
Wachovia Equity Fund                                       June 6, 1996
         (Class B Shares)
Wachovia Equity Index Fund                                 June 6, 1996
         (Class B Shares)
Wachovia Fixed Income Fund                                 June 6, 1996
         (Class B Shares)
Wachovia Quantitative Equity Fund                          June 6, 1996
         (Class B Shares)
Wachovia Short-Term Fixed Income Fund                      June 6, 1996
         (Class B Shares)
Wachovia Special Values Fund                               June 6, 1996
         (Class B Shares)
Wachovia Georgia Municipal Bond Fund                       June 6, 1996
         (Class B Shares)
Wachovia North Carolina Municipal Bond Fund                June 6, 1996
         (Class B Shares)
Wachovia South Carolina Municipal Bond Fund                June 6, 1996
         (Class B Shares)
Wachovia Growth & Income Fund                              December 4, 1997
         (Class B Shares)
Wachovia Virginia Municipal Bond Fund                      December 4, 1997
         (Class B Shares)
Wachovia Intermediate Fixed Income Fund                    March 4, 1998
         (Class B Shares)
Wachovia Executive Equity Fund                             June 3, 1999
         (Class B Shares)
Wachovia Executive Fixed Income Fund                       June 3, 1999
         (Class B Shares)
Wachovia Personal Equity Fund                              July 1, 1999
         (Class B Shares)

Administrative Fees

1. During the term of this Agreement, FSC will pay Broker a monthly fee in respect of each Fund. This fee will be computed at the annual rate of 0.75 of 1% of the average net asset value of Shares held during the month in accounts for which the Broker provides services under this Agreement.

2. For the monthly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.


As revised:  July 1, 1999